EXHIBIT 10.10

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

EXECUTION VERSION

ASSUMPTION AGREEMENT, dated as of April 14, 2017, made by eGov Holdings, Inc., a Delaware corporation and Aquilent, Inc., a Delaware corporation (collectively, the “Additional Grantors” and each, an “Additional Grantor”), in favor of Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
WHEREAS, Booz Allen Hamilton Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) and Administrative Agent, Credit Suisse Securities (USA) LLC, as Syndication Agent, Barclays Bank PLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Documentation Agents, as Documentation Agents, Bank of America, N.A., as Issuing Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as Joint Lead Arrangers and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Sumitomo Mitsui Banking Corporation as Joint Bookrunners have entered into that certain Credit Agreement, dated as of July 31, 2012, as amended by the First Amendment dated as of August 16, 2013, Second Amendment dated as of May 7, 2014, Third Amendment dated as of July 13, 2016 and Fourth Amendment dated as of February 6, 2017 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantors) have entered into the Guarantee and Collateral Agreement, dated as of July 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent and the Lenders;
WHEREAS, the Credit Agreement requires the Additional Grantors to become a party to the Guarantee and Collateral Agreement; and
WHEREAS, each Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. Each Additional Grantor hereby represents and warrants, to the extent applicable and with respect to itself, that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
EGOV HOLDINGS, INC.,
as Grantor and Guarantor
By:__/s/ Laura S. Adams____________
Name: Laura S. Adams
Title: Treasurer
AQUILENT, INC.,
as Grantor and Guarantor
By:__/s/ Laura S. Adams____________
Name: Laura S. Adams
Title: Treasurer

Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Guarantor	Address for Notices
eGov Holdings, Inc.	8283 Greensboro Drive McLean, VA 22102
Aquilent, Inc.	8283 Greensboro Drive McLean, VA 22102

Schedule 2
DESCRIPTION OF INVESTMENT PROPERTY
Pledged Stock:

Issuer	Number of Certificate	Registered Owners	Number and Class of Equity Interest	Percentage of Equity Interests
eGov Holdings, Inc.	C70	Booz Allen Hamilton Inc.	100 Common Stock	100%
Aquilent, Inc.	1	eGov Holdings, Inc.	1,000 Common Stock	100%
Pledged Notes:

None.

Schedule 3
LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
eGov Holdings, Inc.	Delaware	8283 Greensboro Drive McLean, VA 22102	N/A
Aquilent, Inc.	Delaware	8283 Greensboro Drive McLean, VA 22102	N/A

Schedule 4
COPYRIGHTS AND COPYRIGHT LICENSES
None.
PATENTS AND PATENT LICENSES
None.
TRADEMARKS AND TRADEMARK LICENSES

Country	Trademark	Serial No. Filing Date	Reg. No. Reg. Date	Owner
United States	AQUILENT	86069688 Sep. 19, 2013	4,623,547 Oct. 21, 2014	Aquilent, Inc.
United States	AQUILENT	77192078 May 29, 2007	3,448,031 June 17, 2008	Aquilent, Inc.
United States		May 27, 2008	3,434,454	Aquilent, Inc.
United States	OLYMPUS Powered by Aquilent	86059141 Sep. 09, 2013	4,532,792 May 20, 2014	Aquilent, Inc.
United States		86059212 Sep. 09, 2013	4,532,793 May 20, 2014	Aquilent, Inc.
United States	Innovating tomorrow’s government_	85125152 Sep. 08, 2010	3,965,260 May 24, 2011	Aquilent, Inc.
United States	EPIC	77193285 May 30, 2007	3,687,968 Sept. 29, 2009	Aquilent, Inc.
United States		77192104 May 29, 2007	3,434,455 May 27, 2008	Aquilent, Inc.

Except for any agreements entered into in connection with or otherwise related to the Transaction Documents, Grantor is not the licensor or franchisor of any Copyrights, Patents or Trademarks under any material license or franchise agreement which is not in the ordinary course of Grantor’s business.
DOMAIN NAME REGISTRATIONS

Domain Name	Registration Date	Expiry Date
Aquilent.com	03-01- 2000	03-01-2018
Aquilent.info	04-08-2014	04-08-2017
Aquilent.net	12-07-2001	12-07-2001
Aquilentprojects.com	05-23-2011	05-23-2018
Cloudfirstsolution.com	04-17-2012	04-17-2017
Fundatis.com	03-04-2002	03-04-2018
Fedepic.com	01-20-2009	01-20-2018
Innovatingtomorrowsgovernment.com	07-30-2010	07-30-2017
Worrytransfer.com	07-30-2010	07-30-2017

Schedule 5
MATERIAL GOVERNMENT CONTRACTS

1.	Contract Number GS-35F-360CA (Schedule 70), dated as of June 11, 2015, by and between Aquilent, Inc. and the General Services Administration, as amended and modified.

2.	Contract Number GS-35F-4729G (Schedule 70), dated as of June 12, 1997, by and between Aquilent, Inc. and the General Services Administration, as amended and modified.

3.	Contract Number HHSN316201200005W, dated as of June 1, 2012, by and between Aquilent, Inc. and the National Institutes of Health, as amended and modified.

4.
Blanket Purchase Agreement HHSP233201300057B issued under GS-35F-4729G, dated as of September 25, 2013, by and between Aquilent, Inc. and the Department of Health and Human Services, as amended and modified.

5.	Contract Number 12C6000, dated as of September 1, 2011, by and between Aquilent, Inc. and the Department of the Navy, as amended and modified.

6.	Contract Number N00024-14-R-6500, dated as of September 30, 2014, by and between Aquilent, Inc. and the Department of the Navy, as amended and modified.

7.	Classified Contract, dated as of January 16, 2015, by and between Aquilent, Inc. and the Department of the Navy, as amended and modified.

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